CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Utility Trust (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    03/01/2007                 /s/ Bruce N. Alpert
     --------------------           --------------------------------------------
                                    Bruce N. Alpert, Principal Executive Officer


I, Agnes Mullady, Principal Financial Officer and Treasurer of The Gabelli Utility Trust (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    03/01/2007                 /s/ Agnes Mullady
     --------------------           --------------------------------------------
                                    Agnes Mullady, Principal Financial Officer
                                    and Treasurer